UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: September 9, 2024
(Date of earliest event reported)

Phillips 66
(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard
Houston, Texas 77042
(Address of Principal Executive Offices and Zip Code)

(832) 765-3010
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 9, 2024, Phillips 66 Company entered into a Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated September 9, 2024 (the “Terms Agreement”), among Phillips 66 Company, Phillips 66 and the several Underwriters named in Schedule A to the Terms Agreement, relating to the underwritten public offering by Phillips 66 Company of $600,000,000 aggregate principal amount of its 5.250% Senior Notes due 2031 (the “Additional 2031 Notes”), $600,000,000 aggregate principal amount of its 4.950% Senior Notes due 2035 (the “2035 Notes”), and $600,000,000 aggregate principal amount of its 5.500% Senior Notes due 2055 (the “2055 Notes” and, together with the Additional 2031 Notes and the 2035 Notes, the “Notes”), in each case fully and unconditionally guaranteed by Phillips 66, and issued pursuant to the Indenture, dated as of May 5, 2022 (the “Indenture”), among Phillips 66 Company, as issuer, Phillips 66, as guarantor, and U.S. Bank Trust Company, National Association, as trustee. The Indenture and the terms of the Notes are further described under “Description of the Notes” in the prospectus supplement of Phillips 66 Company and Phillips 66 dated September 9, 2024 together with the related prospectus dated July 29, 2022, as filed with the Securities and Exchange Commission under Rule 424(b)(2) of the Securities Act of 1933 on September 10, 2024, which descriptions are incorporated herein by reference.

The Additional 2031 Notes constitute a further issuance of notes under the Indenture, pursuant to which Phillips 66 Company issued $600,000,000 aggregate principal amount of 5.250% Senior Notes due 2031 on February 28, 2024 (the “Existing 2031 Notes” and, together with the Additional 2031 Notes, the “2031 Notes”). The Additional 2031 Notes and the Existing 2031 Notes will be treated as a single series of senior debt securities under the Indenture.

A copy of the Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), the Indenture and the forms of the terms of Notes of each series have been filed as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively, to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1
Terms Agreement (including the provisions of the Underwriting Agreement incorporated by reference in the Terms Agreement), dated September 9, 2024, among Phillips 66 Company, Phillips 66 and the several Underwriters named in Schedule A to the Terms Agreement.

4.1
Indenture, dated as of May 5, 2022, among Phillips 66 Company, as issuer, Phillips 66, as guarantor, and U.S. Bank Trust Company, National Association, as trustee, in respect of senior debt securities of Phillips 66 Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Phillips 66 filed on May 5, 2022; File No. 001-35349).

4.2
Form of the terms of the 2031 Notes, including the form of the 2031 Note (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Phillips 66 filed on February 28, 2024; File No. 001-35349).

4.3	Form of the terms of the 2035 Notes, including the form of the 2035 Note.
4.4	Form of the terms of the 2055 Notes, including the form of the 2055 Note.
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS 66

By:	/s/ Vanessa Allen Sutherland
Vanessa Allen Sutherland Executive Vice President

September 11, 2024
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